Exhibit 10.2

AGREEMENT TO TERMINATE THE LEASE WITH OPTION TO BUY DATED MARCH 10, 2006 AND AMENDMENT #1 TO SAID LEASE AND ALL LEASES AND AMENDMENTS DATED PRIOR TO MARCH 10, 2016

BETWEEN: ATHENA MINERALS INC. AND IT’S PARENT COMPANY ATHENA SILVER CORP. (HEREINAFTER REFERRED TO AS “ATHENA” OR AS THE “LESSEE”)

AND:

BRUCE D. STRACHAN AND ELIZABETH K. STRACHAN AS TRUSTEES OF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE LIVING TRUST DATED 7-25-2007 (HEREINAFTER REFERRED TO AS THE “LESSOR”)

SUBJECT PROPERTY:

(HEREINAFTER REFERRED TO AS THE “LEASED PREMISES”)

ASSESSOR’S PARCEL #0517-251-05-0-000 SAN BERNARDINO COUNTY, CALIFORNIA, 413.22 ACRES DESCRIBED AS THE LAND EMBRACED WITHIN THE FOLLOWING PATENTED MINING CLAIMS: QUAD DEUCE I, QUAD DEUCE II, QUAD DEUCE III, QUAD DEUCE IV, QUAD DEUCE V, QUAD DEUCE X, QUAD DEUCE XII, QUAD DEUCE XIV, QUAD DEUCE 22, PAL #16, PAL #17, PAL #35, PAL #36, LANGTRY #1, LANGTRY #2, LANGTRY #4, LANGTRY #5, LANGTRY #6, CISCO #1, CISCO #2 AND CISCO #3 LODE MINING CLAIMS WHICH ARE SHOWN AND DESCRIBED ON MINERAL SURVEY #6777 EMBRACING A PORTION OF SECTIONS 6, 7 AND 8, TOWNSHIP 10 NORTH, RANGE 1 EAST, SAN BERNARDINO BASE AND MERIDIAN IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA.

AND:

THE LAND EMBRACED WITHIN THE FOLLOWING UNPATENTED MINING CLAIMS: LILLY 10 (CAMC 290263) AND QUAD DEUCE XIII (CAMC 306178)

/s/ JCP	/s/ BDS AND EKS
LESSEE’S INITIALS	LESSOR’S INITIALS

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LESSEE AND LESSOR HEREBY MUTUALLY AGREE THAT ALL OF THE DOCUMENTS LISTED OF PAGE #1 OF THIS DOCUMENT SHALL BE TERMINATED UPON SIGNING OF THIS DOCUMENT BY BOTH LESSEE AND LESSOR AND THEREAFTER SAID DOCUMENTS SHALL BE NULL AND VOID AND THAT ALL OBLIGATIONS OF BOTH LESSEE AND LESSOR WHICH ARE DESCRIBED IN SAID DOCUMENTS SHALL BE TERMIANTED AND SHALL BE NULL AND VOID UPON SIGNING BY BOTH LESSEE AND LESSOR.

LESSEE: ATHENA MINERALS INC.

/s/ JOHN C. POWER	April 28, 2020
BY: JOHN C. POWER, PRESIDENT	DATE

LESSOR: BRUCE D. STRACHAN & ELIZABETH K. STRACHAN AS TRUSTEES OF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE LIVING TRUST DATED 7-25-2007

/s/ BRUCE D. STRACHAN	April 21, 2020
BY: BRUCE D. STRACHAN, TRUSTEE	DATE

/s/ ELIZABETH K. STRACHAN	April 21, 2020
BY: ELIZABETH K. STRACHAN, TRUSTEE	DATE

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